FIRST EAGLE FUNDS

First Eagle Global Fund
First Eagle Overseas Fund
First Eagle U.S. Value Fund
First Eagle Gold Fund
First Eagle Global Income Builder Fund
First Eagle High Yield Fund
First Eagle Fund of America

1345 AVENUE OF THE AMERICAS
NEW YORK, NEW YORK 10105
(800) 334-2143

SUPPLEMENT DATED DECEMBER 31, 2015
TO STATEMENT OF ADDITIONAL INFORMATION (“SAI”) DATED MARCH 1, 2015

This Supplement is intended to highlight certain changes to the First Eagle Funds’ SAI dated March 1, 2015. Please review these matters carefully. The fourth paragraph under the section of the SAI entitled “Computation of Net Asset Value” is hereby deleted in its entirety and replaced with the following:

All bonds, whether listed on an exchange or traded in the over-the-counter market for which market quotations are readily available, are generally priced at the bid prices provided by an approved pricing service or dealers in the over-the-counter markets in the United States or abroad.

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